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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                November 13, 2001
                Date of Report (Date of earliest event reported)

                         ASTRALIS PHARMACEUTICALS, LTD.
             (Exact name of registrant as specified in its charter)


   Colorado                    000-30997                             84-1508866
(State or other         (Commission File Number)                  (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

               135 Columbia Turnpike, Suite 301, Florham Park, NJ
       07932 (Address of principal executive offices, including zip code)

                                 (973) 377-8008
              (Registrant's telephone number, including area code)

                        HERCULES DEVELOPMENT GROUP, INC.
                       2121 30TH STREET, BOULDER, CO 80301
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 13, 2001 Hercules Development Group, Inc. (the "Company") completed the acquisition of Astralis LLC, a New Jersey limited liability company. Shai Stern, the Company's former CEO and sole director has resigned and all but 20,000 of his 23,820,000 shares of Common Stock have been cancelled. 28,000,000 shares of Common Stock have been issued to the members of Astralis LLC as well as warrants to purchase an additional 6,300,000 shares of the Company's Common Stock in exchange for 100% of the membership interests in Astralis LLC. The acquisition was made pursuant to a Contribution Agreement dated September 10, 2001. Astralis LLC is a start-up phase biotechnology company based in New Jersey and formed for the purposes of developing and commercializing a new drug for the treatment of psoriasis named Psoraxine

         At a special meeting of the Board of Directors of the Company held on November 13, 2001, Dr. Jose Antonio O'Daly, Mike Ajnsztajn and Gaston Lieberhaber were appointed to serve as Directors of the Company. Dr. Jose Antonio O'Daly was appointed to serve as the Company's Chairman of the Board of Directors, Mike Ajnsztajn was appointed to serve as the Company's President and Director, Gaston Lieberhaber was appointed to serve as the Company's Senior Vice President and Gina Tedesco was appointed to serve as the Company's Chief Financial Officer and Secretary. The Company has changed its name to "Astralis Pharmaceuticals, Ltd." effective immediately and will trade under the ticker symbol "ASTR."

         The combination of the Company and Astralis LLC should prove beneficial to both companies in that the business of the Company should be furthered through being provided the means to become an operating company and Astralis LLC will acquire access to greater capital resources.

         Prior to the date of the Contribution Agreement there were no material relationships between the Company and any of the Company's affiliates or the Company and any of the Managing Members, officers or Members of Astralis LLC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

2.1 Contribution Agreement dated September 10, 2001 by and between Hercules Development Group, Inc., Astralis, LLC, a New Jersey limited liability company , Jose Antonio O'Daly, Mike Ajnsztajn, Gaston Liebhaber, Richard Geneovese, David Stevenson, Grizzly Consulting Ltd., a Turks and Caicos company, Wolver Limited, a British Virgin Islands corporation and Logarithmic Inc., a Nevis corporation.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HERCULES DEVELOPMENT GROUP, INC.


                                         /s/ Shai Stern
                                         ------------------------------
                                         By: Shai Stern
                                             President

Dated: November 13, 2001














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